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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 to October 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

October 31, 2007

Classes A, B, C, I, and O

Global Equity Fund

■	ING Global Science and Technology Fund

International Equity Fund

■	ING International Equity Fund
(formerly,	ING International Growth Fund)

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds’ holdings is the ultimate priority to us — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews

President

ING Funds

November 2, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2007

In our semi-annual report, we described global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) reeling from a sharp correction in the China market before recovering by the end of April 2007. Nervous optimism continued on into the summer when a credit crisis sent investors fleeing stock markets, before Federal Reserve rate cuts provided some solace. For the six month period ended April 30, 2007 and for the year ended October 31, 2007, the MSCI World IndexSM returned 4.3% and 20.39%, respectively. In currencies the view that European interest rates were on the way up while those in the U.S. were not, supported the pound and euro, while the yen continued to be dragged down by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. But in the flight from risk, these trades were unwound and the yen rebounded. In the six month period ended October 31, 2007, the dollar fell 5.2%, 3.2% and 4.2% against the euro (making repeated new lows), pound and yen, respectively.

By April 2007, the recession in the housing market had taken a new disturbing turn, as lax lending standards especially in the sub-prime mortgage loan sector were sending foreclosure rates and default provisions soaring, and some lenders into bankruptcy. Furthermore, the huge volumes of securities backed by such loans were declining in value, if they could find a bid at all. Much of this exposure was held by hedge funds and structured investment vehicles, which financed their purchases with investors’ money and by issuing lower yielding short term commercial paper, a variant of the carry trade. In June 2007, the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds.

So far, few observers believed that sub-prime mortgage problems might lead to recession. But from mid-July 2007 a series of shocks sent investors scurrying for cover. A large mortgage lender, Countrywide, reported that the sub-prime default crisis had spread to other classes of mortgage loans. Worse, by month end, American Home Mortgage revealed that its creditors had initiated margin calls and that bankruptcy was a possibility. A week later it was fact.

Confirmation that the global asset-backed commercial paper market was close to atrophy came on August 9, 2007 from an unlikely source when French bank BNP

Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were now reluctant to lend to each other because none could be sure where the exposure to tainted securities ultimately lay.

Central banks responded by pouring billions into the inter-bank system. On August 17, 2007, the Federal Reserve cut the discount rate, (at which it will lend to banks), by 50 basis points (0.50%), followed on September 18, 2007 by a federal funds rate reduction of an unexpectedly soothing 50 basis points (0.50%), and another 50 basis points (0.50%) cut in the discount rate.

Finally, on October 31, 2007, the Federal Open Market Committee (“FOMC”) cut both rates by a further 0.25%.

U.S. equities, represented by the Standard and Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”), including dividends, returned 5.5% for the six month period ended October 31, 2007, and 14.56% for the year ended October 31, 2007. It finally breached its March 2000 record in May 2007 and from there the index proceeded fitfully to its best level yet on July 19, 2007, reassured by better than expected corporate profits. But the prospect of continued takeover activity, that other great pillar of stock market support worldwide, vanished with the liquidity required to fund it as the events described above played out. This and general risk aversion took the S&P 500® Index down about 9.5% in the next 19 trading sessions. Recovery was swift after rate cut expectations set in, however, with a rise of nearly 3% in response to the pleasant surprise on September 18, 2007, and a new all time record close on October 9, 2007.

Internationally, the MSCI Japan® Index(3) fell 3.5% in the six month period ended October 31, 2007, amid the usual cocktail of contradictory economic statistics that ultimately turned sour. Initially, GDP growth was reported strong at 3.2% annualized. Quarterly capital spending and the trade surplus made new records, with China replacing the U.S. as Japan’s biggest trading partner. Unemployment remained at a nine-year low. But consumer prices and wages had started falling again and continued to fall almost without interruption through October while the unwinding of carry trades strengthened the yen and threatened all-important exports. For the year ended October 31, 2007, the MSCI Japan® Index returned 4.84%. The MSCI Europe ex UK® Index(4) edged up 1.8% in the six month period ended October 31, 2007. A rally on

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2007

high consumer and business confidence, continuing merger and acquisition activity and the lowest Eurozone unemployment since records began, gave way to nervousness in mid-July 2007 after another rate increase and turned into a rout as the sub-prime debacle unfolded. On August 16, 2007, some European stock indices had their biggest one-day fall in four and a half years. The U.S. rate cuts were not reciprocated by the European Central Bank, but still inspired a partial recovery, even as inflation accelerated to 2.6%. For the year ended October 31, 2007, the MSCI Europe ex UK® Index returned 30.29%. The UK added 5.3%. Stocks surged into the summer shrugging off a rate increase to 5.75%, a six-year high. A housing boom and robust service sector had raised year over year gross domestic product (“GDP”) growth to 3.0%. Non-financial companies were making record profits. Retail sales were buoyant and consumer confidence was high. The slide into the trough on August 16, 2007, was even more violent than in continental Europe. But with the Bank of England now clearly on hold and the Federal Reserve evidently determined to ease rates, October 2007 ended with stocks near their best levels of the period.

(1)  The MSCI World IndexSM is a free float-adjusted market capitalized index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO MANAGERS’ REPORT

ING Global Science and Technology Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, Ph.D., Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.40% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the NYSE Arca Tech 100 IndexSM(2), which returned 14.56% and 19.13%, respectively, for the same period.

Portfolio Specifics: Over the past year, global equity markets experienced significant gains, however increased volatility and a meaningful correction during the summer months made the period a much different one than in recent years. The Federal Reserve cut the federal funds target rate by 50 basis points on September 18, 2007, followed by an additional 25 basis points of easing on October 31, 2007. These were the first rate cuts since July 2003. As financials and consumer discretionary stocks declined due to housing and credit related problems, technology shares showed signs of strength and were among the leading economic sectors.

Both stock selection and sector allocation decisions contributed positively to relative outperformance during the period. The most significant contributor was stock selection, which was positive across all economic sectors. In particular, selection gains were strongest in the information technology group. Allocation benefits were more moderate. The Fund’s exposure to telecommunication services, a sector that is absent from the benchmark, produced the most favorable results.

Within information technology, selection gains were most pronounced in internet software & services, with Google, Inc. among the strongest contributors, and broadly across semiconductors as performance within these sub-industries was well above benchmark results. Stock selection within biotechnology benefited results over the year, led by solid results in Alexion Pharmaceuticals, Inc. and an underweight to Amgen, Inc., whose shares declined. Strong picks among wireless telecommunication services names also contributed to performance as several positions appreciated significantly, including Bharti Airtel Ltd. and China Mobile Ltd.

Conversely, hindering the Fund’s relative return was an underweight to the strong-performing aerospace & defense and computer hardware sub-industry groups. Additionally, weaker stock selection within application software and IT consulting & other services offset otherwise strong performance across the information technology sector.

Current Strategy and Outlook: We believe the Fund continues to be modestly geared to continued global economic expansion, though the investment team is stepping up efforts to broaden fund exposure by adding more defensive positions. At period-end, the Fund was invested in the following sectors, in order of magnitude: information technology, health care, industrials, telecommunication services, and the remainder distributed among consumer discretionary, consumer staples, and materials sectors. Within information technology, the Fund’s primary overweights versus the benchmark NYSE Arca Tech 100 IndexSM were in internet software & services and home entertainment software. The Fund was significantly underweight in computer hardware, data processing & outsourced services, and systems software. Inside the healthcare portion of the portfolio, the Fund held an above-benchmark allocation to healthcare distributors and a below-benchmark weighting in biotechnology and life science tools & services. Further, we maintained the Fund’s overweight in telecommunication services, as strong global growth and rising revenue-per-user remain catalysts for growth.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)

The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different sub sectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of October 31, 2007

(as a percent of net assets)

Apple, Inc.	3.9%
Google, Inc. - Class A	3.2%
Cisco Systems, Inc.	2.6%
DST Systems, Inc.	2.1%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.8%
Intel Corp.	1.8%
Research In Motion Ltd.	1.7%
Adobe Systems, Inc.	1.6%
Hewlett-Packard Co.	1.4%

*	Excludes short-term investments related to securities lending collateral and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Average Annual Total Returns for the Periods Ended October 31, 2007
	1 Year	5 Year	Since Inception of Classes A, B, C and I March 1, 2000	Since Inception of Class O August 6, 2001
Including Sales Charge:
Class A(1)	20.00%	14.45%	(8.04)%	—
Class B(2)	21.68%	14.67%	(8.01)%	—
Class C(3)	25.33%	14.73%	(8.10)%	—
Class I	27.58%	16.07%	(7.09)%	—
Class O	27.33%	15.74%	—	2.03%
Excluding Sales Charge:
Class A	27.40%	15.79%	(7.32)%	—
Class B	26.68%	14.90%	(8.01)%	—
Class C	26.33%	14.73%	(8.10)%	—
Class I	27.58%	16.07%	(7.09)%	—
Class O	27.33%	15.74%	—	2.03%
S&P 500® Index(4)	14.56%	13.88%	3.34%	5.86	%(6)
NYSE Arca Tech 100 IndexSM(5)	19.13%	18.16%	(1.48)%	6.83	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Science and Technology Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(5)

The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(6)	Since Inception performance for index is shown from August 1, 2001.

Prior to January 2004, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

ING International Equity Fund(1) (the ‘‘Fund’’) seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.34% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index(2) (‘‘MSCI EAFE® Index’’) which returned 24.91% for the same period.

Portfolio Specifics: International markets generally proved resilient in the face of profound volatility. Global markets suffered a material downturn in both February, stemming from a warning by the Chinese government and again in late July into August as a result of the escalating U.S. sub-prime mortgage deterioration. However, a weak dollar coupled with a third quarter rate cut by the U.S. Federal Reserve Board helped to bolster international returns during 2007.

During the one year span, security selection within both energy and utilities bolstered performance. On a regional level, our exposure to non-benchmark emerging markets positively impacted the Fund. Security selection within developed Asia added value, though this benefit was offset by the negative effects of allocation in the region.

Overall, security selection detracted from performance for the fiscal year ended October 31, 2007. Primarily this was attributed to two sectors, financials and information technology. Another detractor was the Fund’s underweight position and security selection in the materials sector. On a regional level, our underweighting of and selection in Europe acted as a drag.

Tele Atlas NV, a Dutch purveyor of electronic maps, saw shares appreciate after receiving generous takeover bids from portable GPS rivals TomTom and Garmin. BHP Billiton Ltd., the

Australian mining corporation, reacted positively to rising commodity prices. Petroleo Brasileiro SA ADR rose in the wake of increasing oil prices and announcement of the discovery of a major oil field.

C&C Group PLC, the Irish beverage provider saw shares depreciate on sliding cider sales and slowing sales growth. Mitsubishi UFJ Financial Group, Inc. of Japan was negatively impacted by sub-prime related issues. Haseko Corp., a Japanese builder of commercial and residential buildings, was hurt by a weakening Japanese housing sector.

Current Strategy and Outlook: We currently overweight consumer discretionary, consumer staples, healthcare and telecommunications — largely at the expense of underweights in financials, materials and industrials. We maintain a modest emerging market exposure, financed by a modest underweighting of Europe and Asia Pacific ex-Japan. Embedded in our selection is the belief that a combination of defensive growth stocks and undervalued cyclical stocks should perform relatively well in an environment of interest rate uncertainty and steady but lower earnings growth.

(1)	Effective February 28, 2007, the Fund changed its name from ING International Growth Fund to ING International Equity Fund.

(2)

The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or fees of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of October 31, 2007

(as a percent of net assets)

Nestle SA	2.7%
Siemens AG	2.7%
BHP Billiton Ltd.	2.6%
HSBC Holdings PLC	2.4%
UniCredito Italiano S.p.A.	2.2%
Tele Atlas NV	2.1%
Royal Dutch Shell PLC—Class B	2.0%
RWE AG	1.8%
Total SA	1.8%
British American Tobacco PLC	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001
Including Sales Charge:
Class A(1)	12.47%	18.21%	5.38%	—	—		—
Class B(2)	13.37%	18.57%	—	4.07%	—		—
Class C(3)	17.53%	18.77%	—	—	3.40%		—
Class I	19.61%	19.92%	6.29%	—	—		—
Class O	19.25%	19.60%	—	—	—		7.66%
Excluding Sales Charge:
Class A	19.34%	19.62%	6.01%	—	—		—
Class B	18.37%	18.77%	—	4.07%	—		—
Class C	18.53%	18.77%	—	—	3.40%		—
Class I	19.61%	19.92%	6.29%	—	—		—
Class O	19.25%	19.60%	—	—	—		7.66%
MSCI EAFE® Index(4)	24.91%	23.21%	9.26%	8.81%	8.24	%(5)	13.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING International Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index.

The Fund’s performance is shown in the table both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)

The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for the index is shown from July 1, 1998.

Prior to March 2002, the Fund did not have a sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Science and Technology Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,192.30	1.75%	$9.67
Class B	1,000.00	1,189.60	2.50	13.80
Class C	1,000.00	1,188.60	2.50	13.79
Class I	1,000.00	1,195.40	1.50	8.30
Class O	1,000.00	1,194.40	1.75	9.68
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.38	1.75%	$8.89
Class B	1,000.00	1,012.60	2.50	12.68
Class C	1,000.00	1,012.60	2.50	12.68
Class I	1,000.00	1,017.64	1.50	7.63
Class O	1,000.00	1,016.38	1.75	8.89

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING International Equity Fund	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2007*
Actual Fund Return
Class A	$1,000.00	$1,056.50	1.60%	$8.29
Class B	1,000.00	1,052.00	2.35	12.15
Class C	1,000.00	1,053.70	2.35	12.16
Class I	1,000.00	1,058.70	1.35	7.01
Class O	1,000.00	1,056.60	1.60	8.29
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	1,018.40	1.35	6.87
Class O	1,000.00	1,017.14	1.60	8.13

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Science and Technology Fund and ING International Equity Fund (formerly, ING International Growth Fund), each a series of ING Series Fund, Inc., as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2007, and the results of their operations, the changes in their net assets, and financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007

	ING Global Science and Technology Fund	ING International Equity Fund
ASSETS:
Investments in securities at value+*	$97,968,088	$129,940,710
Short-term investments in affiliates at amortized cost	—	2,250,000
Short-term investments at amortized cost	25,079,531	382,000
Cash	1,027,144	10,172
Foreign currencies at value**	2,011,405	—
Receivables:
Investment securities sold	278,958	1,414,682
Fund shares sold	166,244	99,685
Dividends and interest	45,263	304,316
Unrealized appreciation on forward foreign currency contracts	30,977	—
Prepaid expenses	17,108	27,632
Reimbursement due from manager	14,220	52,348

Total assets	126,638,938	134,481,545

LIABILITIES:
Payable for investment securities purchased	1,516,523	1,439,495
Payable for fund shares redeemed	106,846	121,358
Payable upon receipt of securities loaned	21,279,995	—
Unrealized depreciation on forward foreign currency contracts	253,821	—
Payable to affiliates	122,916	131,588
Payable to custodian due to foreign currency overdraft***	—	3,143
Payable for directors fees	13,065	1,129
Other accrued expenses and liabilities	122,510	129,254

Total liabilities	23,415,676	1,825,967

NET ASSETS	$103,223,262	$132,655,578

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$144,059,324	$139,897,208
Undistributed net investment income	187,129	1,288,009
Accumulated net realized loss on investments and foreign currency related transactions	(66,518,217)	(27,812,056)
Net unrealized appreciation on investments and foreign currency related transactions	25,495,026	19,282,417

NET ASSETS	$103,223,262	$132,655,578

+ Including securities loaned at value	$21,067,520	$—
* Cost of investments in securities	$72,271,106	$110,664,317
** Cost of foreign currencies	$1,991,101	$—
*** Cost of foreign currency overdraft	$—	$355

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2007 (CONTINUED)

	ING Global Science and Technology Fund	ING International Equity Fund
Class A:
Net assets	$38,934,455	$26,550,339
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	6,975,329	2,087,412
Net asset value and redemption price per share	$5.58	$12.72
Maximum offering price per share (5.75%)(1)	$5.92	$13.50
Class B:
Net assets	$10,887,506	$4,538,153
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	2,067,865	367,316
Net asset value and redemption price per share(2)	$5.27	$12.35
Maximum offering price per share	$5.27	$12.35
Class C:
Net assets	$3,252,938	$2,287,380
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	621,645	185,121
Net asset value and redemption price per share(2)	$5.23	$12.36
Maximum offering price per share	$5.23	$12.36
Class I:
Net assets	$5,644,981	$6,607,444
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	991,321	515,999
Net asset value and redemption price per share	$5.69	$12.81
Maximum offering price per share	$5.69	$12.81
Class O:
Net assets	$44,503,382	$92,672,262
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	7,961,609	7,300,862
Net asset value and redemption price per share	$5.59	$12.69
Maximum offering price per share	$5.59	$12.69

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2007

	ING Global Science and Technology Fund	ING International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$553,898	$3,100,143
Interest(1)	94,745	116,673
Securities lending income	18,961	1,488

Total investment income	667,604	3,218,304

EXPENSES:
Investment management fees	868,500	1,052,988
Distribution and service fees:
Class A	83,992	69,764
Class B	104,655	46,784
Class C	31,376	22,732
Class O	77,736	205,932
Transfer agent fees	358,260	434,348
Administrative service fees	66,172	99,106
Shareholder reporting expense	86,305	96,245
Registration fees	60,992	68,066
Professional fees	45,530	39,296
Custody and accounting expense	25,915	50,720
Directors fees	4,530	7,730
Miscellaneous expense	8,571	9,367
Interest expense	228	84

Total expenses	1,822,762	2,203,162
Net waived and reimbursed fees	(283,838)	(186,923)

Net expenses	1,538,924	2,016,239

Net investment income (loss)	(871,320)	1,202,065

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	8,613,862	16,153,053
Foreign currency related transactions	(397,092)	8,417

Net realized gain on investments and foreign currency related transactions	8,216,770	16,161,470

Net change in unrealized appreciation or depreciation on:
Investments	13,637,196	3,822,865
Foreign currency related transactions	(223,603)	3,109

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	13,413,593	3,825,974

Net realized and unrealized gain on investments and foreign currency related transactions	21,630,363	19,987,444

Increase in net assets resulting from operations	$20,759,043	$21,189,509

* Foreign taxes withheld	$44,558	$268,582
(1) Affiliated income	$—	$47,394

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Science and Technology Fund		ING International Equity Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$(871,320)	$(810,266)	$1,202,065	$1,535,071
Net realized gain on investments and foreign currency related transactions	8,216,770	10,339,964	16,161,470	7,831,174
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	13,413,593	193,388	3,825,974	8,841,911

Net increase in net assets resulting from operations	20,759,043	9,723,086	21,189,509	18,208,156

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(392,157)	(370,971)
Class B	—	—	(35,134)	(25,693)
Class C	—	—	(16,769)	(8,444)
Class I	—	—	(104,940)	(96,457)
Class O	—	—	(985,914)	(478,388)

Total distributions	—	—	(1,534,914)	(979,953)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,506,785	31,395,139	48,947,862	55,921,464
Dividends reinvested	—	—	1,443,531	929,957

	36,506,785	31,395,139	50,391,393	56,851,421
Cost of shares redeemed	(32,083,556)	(36,372,403)	(44,967,483)	(37,331,914)

Net increase (decrease) in net assets resulting from capital share transactions	4,423,229	(4,977,264)	5,423,910	19,519,507

Net increase in net assets	25,182,272	4,745,822	25,078,505	36,747,710

NET ASSETS:
Beginning of year	78,040,990	73,295,168	107,577,073	70,829,363

End of year	$103,223,262	$78,040,990	$132,655,578	$107,577,073

Undistributed net investment income (accumulated net investment loss) at end of year	$187,129	$(1,399)	$1,288,009	$1,503,783

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,			Five Months Ended October 31, 2004(1)	Year Ended May 31,
	2007	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.38	3.83	3.47	3.61	3.07	3.82
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.04)	(0.04)	(0.02)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.25	0.59	0.40	(0.12)	0.60	(0.73)
Total from investment operations	$1.20	0.55	0.36	(0.14)	0.54	(0.75)
Net asset value, end of period	$5.58	4.38	3.83	3.47	3.61	3.07
Total Return(2)%	27.40	14.36	10.37	(3.88)	17.59	(19.63)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,934	34,249	32,146	32,782	35,601	29,539
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.09	2.09	2.10	2.04	2.25	3.03
Net expenses after expense reimbursement(3)(4)%	1.75	1.75	1.75	1.75	1.82	1.75
Net investment loss after expense reimbursement(3)(4)%	(0.96)	(0.89)	(1.03)	(1.53)	(1.63)	(1.48)
Portfolio turnover rate %	87	140	128	48	121	28

	Class B
	Year Ended October 31,			Five Months Ended October 31, 2004(1)	Year Ended May 31,
	2007	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.16	3.67	3.34	3.50	3.00	3.75
Income (loss) from investment operations:
Net investment loss	$(0.08)*	(0.07)*	(0.07)	(0.03)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.19	0.56	0.40	(0.13)	0.59	(0.74)
Total from investment operations	$1.11	0.49	0.33	(0.16)	0.50	(0.75)
Net asset value, end of period	$5.27	4.16	3.67	3.34	3.50	3.00
Total Return(2)%	26.68	13.35	9.88	(4.57)	16.67	(20.00)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,888	10,851	11,740	13,632	15,452	14,311
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.84	2.84	2.85	2.79	3.00	3.78
Net expenses after expense reimbursement(3)(4)%	2.50	2.50	2.50	2.50	2.57	2.50
Net investment loss after expense reimbursement(3)(4)%	(1.71)	(1.65)	(1.77)	(2.27)	(2.38)	(2.19)
Portfolio turnover rate %	87	140	128	48	121	28
(1)	The Fund changed its fiscal year end to October 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,			Five Months Ended October 31, 2004(1)	Year Ended May 31,
	2007	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.14	3.65	3.33	3.48	2.97	3.76
Income (loss) from investment operations:
Net investment loss	$(0.08)*	(0.07)	(0.07)	(0.03)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.17	0.56	0.39	(0.12)	0.60	(0.78)
Total from investment operations	$1.09	0.49	0.32	(0.15)	0.51	(0.79)
Net asset value, end of period	$5.23	4.14	3.65	3.33	3.48	2.97
Total Return(2)%	26.33	13.42	9.61	(4.31)	17.17	(21.01)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,253	3,576	3,611	3,924	4,656	4,641
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.84	2.84	2.85	2.79	3.00	3.78
Net expenses after expense reimbursement(3)(4)%	2.50	2.50	2.50	2.50	2.57	2.50
Net investment loss after expense reimbursement(3)(4)%	(1.75)	(1.65)	(1.77)	(2.27)	(2.38)	(2.22)
Portfolio turnover rate %	87	140	128	48	121	28

	Class I
	Year Ended October 31,			Five Months Ended October 31, 2004(1)	Year Ended May 31,
	2007	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.46	3.89	3.51	3.65	3.09	3.84
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)*	(0.03)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.26	0.60	0.41	(0.12)	0.61	(0.74)
Total from investment operations	$1.23	0.57	0.38	(0.14)	0.56	(0.75)
Net asset value, end of period	$5.69	4.46	3.89	3.51	3.65	3.09
Total Return(2)%	27.58	14.65	10.83	(3.84)	18.12	(19.53)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,645	2,316	10,096	8,911	9,463	5,215
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.84	1.84	1.85	1.79	2.00	2.78
Net expenses after expense reimbursement(3)(4)%	1.50	1.50	1.50	1.50	1.57	1.50
Net investment loss after expense reimbursement(3)(4)%	(0.65)	(0.75)	(0.78)	(1.28)	(1.38)	(1.22)
Portfolio turnover rate %	87	140	128	48	121	28
(1)	The Fund changed its fiscal year end to October 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended October 31,			Five Months Ended October 31, 2004(1)	Year Ended May 31,
	2007	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$4.39	3.84	3.48	3.62	3.08	3.83
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.03)	(0.03)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	$1.24	0.58	0.39	(0.12)	0.58	(0.72)
Total from investment operations	$1.20	0.55	0.36	(0.14)	0.54	(0.75)
Net asset value, end of period	$5.59	4.39	3.84	3.48	3.62	3.08
Total Return(2)%	27.33	14.32	10.34	(3.87)	17.53	(19.58)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$44,503	27,049	15,702	11,808	11,509	1,935
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.09	2.09	2.10	2.04	2.23	3.04
Net expenses after expense reimbursement(3)(4)%	1.75	1.75	1.75	1.75	1.80	1.75
Net investment loss after expense reimbursement(3)(4)%	(0.93)	(0.87)	(1.04)	(1.53)	(1.61)	(1.48)
Portfolio turnover rate %	87	140	128	48	121	28

(1)	The Fund changed its fiscal year end to October 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended October 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.80		8.83		7.41		6.55	5.42
Income from investment operations:
Net investment income	$0.12	*	0.16	*	0.09	*	0.04	0.04
Net realized and unrealized gain on investments and foreign currency related transactions	$1.95		1.93		1.37		0.89	1.10
Total from investment operations	$2.07		2.09		1.46		0.93	1.14
Less distributions from:
Net investment income	$0.15		0.12		0.04		0.07	0.01
Total distributions	$0.15		0.12		0.04		0.07	0.01
Payment by affiliate	$—		—		0.00	**	—	—
Net asset value, end of year	$12.72		10.80		8.83		7.41	6.55
Total Return(1)%	19.34		23.81		19.84	†	14.40	20.96
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$26,550		28,424		28,896		33,333	37,452
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.75		1.68		1.79		1.83	2.04
Net expenses after expense reimbursement(2)%	1.60	††	1.60		1.60		1.60	1.60
Net investment income after expense reimbursement(2)%	0.99	††	1.58		1.14		0.47	0.61
Portfolio turnover rate %	70		75		102		144	102

	Class B
	Year Ended October 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.51		8.62		7.25		6.42	5.34
Income (loss) from investment operations:
Net investment income (loss)	$0.02	*	0.08		0.03	*	(0.02)	(0.01)
Net realized and unrealized gain on investments and foreign currency related transactions	$1.90		1.88		1.34		0.90	1.09
Total from investment operations	$1.92		1.96		1.37		0.88	1.08
Less distributions from:
Net investment income	$0.08		0.07		—		0.05	—
Total distributions	$0.08		0.07		—		0.05	—
Payment by affiliate	$—		—		0.00	**	—	—
Net asset value, end of year	$12.35		10.51		8.62		7.25	6.42
Total Return(1)%	18.37		22.85		18.90	†	13.74	20.22
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,538		4,477		3,090		2,102	1,515
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.50		2.43		2.54		2.58	2.79
Net expenses after expense reimbursement(2)%	2.35	††	2.35		2.35		2.35	2.35
Net investment income (loss) after expense reimbursement(2)%	0.21	††	0.90		0.40		(0.27)	(0.20)
Portfolio turnover rate %	70		75		102		144	102
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the year.
**	Amount represents less than $0.005 per share.
†	There was no impact on total return from the payment by affiliate.
††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended October 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.51		8.61		7.23		6.40	5.33
Income (loss) from investment operations:
Net investment income (loss)	$0.04		0.08	*	0.03	*	(0.02)	(0.01)
Net realized and unrealized gain on investments and foreign currency related transactions	$1.90		1.87		1.35		0.89	1.08
Total from investment operations	$1.94		1.95		1.38		0.87	1.07
Less distributions from:
Net investment income	$0.09		0.05		—		0.04	—
Total distributions	$0.09		0.05		—		0.04	—
Payment by affiliate	$—		—		0.00	**	—	—
Net asset value, end of year	$12.36		10.51		8.61		7.23	6.40
Total Return(1)%	18.53		22.75		19.09	†	13.63	20.08
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,287		2,014		1,417		1,419	1,310
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.50		2.43		2.54		2.58	2.79
Net expenses after expense reimbursement(2)%	2.35	††	2.35		2.35		2.35	2.35
Net investment income (loss) after expense reimbursement(2)%	0.30	††	0.77		0.40		(0.29)	(0.17)
Portfolio turnover rate %	70		75		102		144	102

	Class I
	Year Ended October 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.88		8.90		7.47		6.60	5.46
Income from investment operations:
Net investment income	$0.14	*	0.18	*	0.12	*	0.09	0.05
Net realized and unrealized gain on investments and foreign currency related transactions	$1.97		1.94		1.37		0.87	1.11
Total from investment operations	$2.11		2.12		1.49		0.96	1.16
Less distributions from:
Net investment income	$0.18		0.14		0.06		0.09	0.02
Total distributions	$0.18		0.14		0.06		0.09	0.02
Payment by affiliate	$—		—		0.00	**	—	—
Net asset value, end of year	$12.81		10.88		8.90		7.47	6.60
Total Return(1)%	19.61		24.06		20.13	†	14.76	21.31
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,607		6,459		6,301		8,028	20,797
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.50		1.43		1.54		1.58	1.79
Net expenses after expense reimbursement(2)%	1.35	††	1.35		1.35		1.35	1.35
Net investment income after expense reimbursement(2)%	1.22	††	1.81		1.43		0.84	0.89
Portfolio turnover rate %	70		75		102		144	102
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share.
†	There was no impact on total return from the payment by affiliate.
††	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding each year.

	Class O
	Year Ended October 31,
	2007		2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$10.79		8.83	7.42		6.57	5.45
Income from investment operations:
Net investment income	$0.11		0.14	0.10	*	0.05	0.02
Net realized and unrealized gain on investments and foreign currency related transactions	$1.95		1.95	1.36		0.89	1.11
Total from investment operations	$2.06		2.09	1.46		0.94	1.13
Less distributions from:
Net investment income	$0.16		0.13	0.05		0.09	0.01
Total distributions	$0.16		0.13	0.05		0.09	0.01
Net asset value, end of year	$12.69		10.79	8.83		7.42	6.57
Total Return(1)%	19.25		23.83	19.80		14.50	20.87
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$92,672		66,203	31,125		13,981	4,546
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.75		1.68	1.79		1.83	2.04
Net expenses after expense reimbursement(2)%	1.60	†	1.60	1.60		1.60	1.60
Net investment income after expense reimbursement(2)%	1.00	†	1.66	1.18		0.59	0.43
Portfolio turnover rate %	70		75	102		144	102
(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate investment series, which comprise the Company. This report is for ING Global Science and Technology Fund (”Global Science and Technology”) and ING International Equity Fund (“International Equity“ formerly ING International Growth Fund) which are two diversified series of the Company (each , a “Fund” and collectively, the “Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by

NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds may enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies or to help protect Fund assets against adverse changes in foreign currency exchange rates. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds pay dividends and capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F. Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Repurchase Agreements. The Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. A Fund will receive as collateral securities acceptable to it whose market value is equal

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. The Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sale of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L. When-Issued Securities and Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in a Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Science and Technology	$69,840,673	$69,693,703
International Equity	89,634,323	85,400,087

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of each Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Funds, at the following annual rates:

For Global Science and Technology — 1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion; and International Equity — 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion.

BlackRock Advisors, LLC (“BlackRock”), a Delaware limited liability company, serves as the sub-adviser to Global Science and Technology pursuant to a sub-advisory agreement between the Investment Adviser and BlackRock.

ING Investment Management, Co (“ING IM”), a Connecticut corporation, serves as the sub-adviser to International Equity pursuant to a sub-advisory agreement between the Investment Adviser and ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM and BlackRock manage the Funds’ assets in accordance with each Fund’s investment objectives, policies, and limitations.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended October 31, 2007, International Equity waived $713. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (“IFD” or “Distributor”) is the principal underwriter for the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one the of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments has entered into a Service Agreement with the Company and ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of International Equity that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended October 31, 2007, ING Investments paid ILIAC $70,377 and $28,265 for Class A and Class I, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of the Funds’ shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class A, Class B, Class C and Class O shares. For the year ended October 31, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges
Global Science and Technology	$2,527	N/A
International Equity	2,928	N/A
Contingent Deferred Sales Charges
Global Science and Technology	$—	$313
International Equity	—	237

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Global Science and Technology	$87,727	$6,684	$28,505	$122,916
International Equity	92,658	8,731	30,199	131,588

The following Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

Fund	Affiliated Brokers	Commissions Received
Global Science and Technology	ING Baring LLC	$372

At October 31, 2007, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 18.00% and 10.43% of Global Science and Technology and International Equity, respectively. ILIAC, an indirect wholly-owned subsidiary of ING Groep, owned 6.75% of Global Science and Technology.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with each Fund to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses (and Acquired Fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology	1.75%	2.50%	2.50%	1.50%	1.75%
International Equity	1.60%	2.35%	2.35%	1.35%	1.60%

The Investment Adviser may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	October 31,
	2008	2009	2010	Total
Global Science and Technology	$248,284	$269,581	$283,838	$801,703
International Equity	129,666	75,735	186,210	391,611

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

and sale of securities; (2) finance the redemption of shares of an investor in the Fund; and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Funds will pay their pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2007.

Fund	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Global Science and Technology	2	$780,000	5.35%
International Equity	1	570,000	5.40%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Global Science and Technology (Number of Shares)
Shares sold	1,855,235	1,886,783	177,444	142,140
Shares redeemed	(2,694,708)	(2,458,881)	(714,997)	(736,161)

Net decrease in shares outstanding	(839,473)	(572,098)	(537,553)	(594,021)

Global Science and Technology ($)
Shares sold	$9,117,620	$8,171,232	$818,584	$594,484
Shares redeemed	(12,738,084)	(10,416,320)	(3,235,064)	(3,000,955)

Net decrease	$(3,620,464)	$(2,245,088)	$(2,416,480)	$(2,406,471)

	Class C		Class I
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
Global Science and Technology (Number of Shares)
Shares sold	114,744	128,248	642,013	551,279
Shares redeemed	(356,708)	(254,471)	(169,939)	(2,626,944)

Net increase (decrease) in shares outstanding	(241,964)	(126,223)	472,074	(2,075,665)

Global Science and Technology ($)
Shares sold	$534,668	$527,917	$3,020,647	$2,268,501
Shares redeemed	(1,573,873)	(1,043,736)	(838,805)	(11,207,135)

Net increase (decrease)	$(1,039,205)	$(515,819)	$2,181,842	$(8,938,634)

	Class O
	Year Ended October 31, 2007	Year Ended October 31, 2006
Global Science and Technology (Number of Shares)
Shares sold	4,680,782	4,569,443
Shares redeemed	(2,881,738)	(2,495,857)

Net increase in shares outstanding	1,799,044	2,073,586

Global Science and Technology ($)
Shares sold	$23,015,266	$19,833,005
Shares redeemed	(13,697,730)	(10,704,257)

Net increase	$9,317,536	$9,128,748

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
International Equity (Number of Shares)
Shares sold	391,535	727,199	49,889	157,010
Dividends reinvested	33,786	38,435	2,530	2,195
Shares redeemed	(968,585)	(1,406,011)	(110,938)	(91,939)

Net increase (decrease) in shares outstanding	(543,264)	(640,377)	(58,519)	67,266

International Equity ($)
Shares sold	$4,558,076	$7,314,981	$560,457	$1,530,846
Dividends reinvested	379,751	360,907	27,807	20,196
Shares redeemed	(11,527,139)	(14,170,152)	(1,276,502)	(910,604)

Net increase (decrease)	$(6,589,312)	$(6,494,264)	$(688,238)	$640,438

	Class C		Class I
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006
International Equity (Number of Shares)
Shares sold	61,124	65,339	21,510	23,603
Dividends reinvested	1,118	682	9,047	10,025
Shares redeemed	(68,660)	(39,130)	(108,311)	(147,633)

Net increase (decrease) in shares outstanding	(6,418)	26,891	(77,754)	(114,005)

International Equity ($)
Shares sold	$702,717	$641,659	$248,955	$238,843
Dividends reinvested	12,287	6,273	102,138	94,640
Shares redeemed	(799,462)	(381,395)	(1,282,370)	(1,476,045)

Net increase (decrease)	$(84,458)	$266,537	$(931,277)	$(1,142,562)

	Class O
	Year Ended October 31, 2007	Year Ended October 31, 2006
International Equity (Number of Shares)
Shares sold	3,655,569	4,585,452
Dividends reinvested	82,135	47,755
Shares redeemed	(2,571,643)	(2,021,593)

Net increase in shares outstanding	1,166,061	2,611,614

International Equity ($)
Shares sold	$42,877,657	$46,195,135
Dividends reinvested	921,548	447,941
Shares redeemed	(30,082,010)	(20,393,718)

Net increase	$13,717,195	$26,249,358

NOTE 10 — CONCENTRATION OF RISKS

Foreign Securities (Both Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS (continued)

Emerging Markets Investments (Both Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Science and Technology — Global Science and Technology Fund’s focus on stocks in the science and technology sector makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (“Agreement”). The securities purchased with cash collateral received are reflected in the Funds’ Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2007, the market value of the securities on loan and the collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Global Science and Technology	$21,067,520	$21,279,995

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of October 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
Global Science and Technology	$(51,194,416)	$1,059,848	$50,134,568
International Equity	—	117,075	(117,075)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was $1,534,914 and $979,953 of ordinary income during the years ended October 31, 2007 and October 31, 2006, respectively, for International Equity. There were no distributions for Global Science and Technology.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2007 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Global Science and Technology	$—	$25,577,992	$(45,066,671)	2008
			(6,376,213)	2009
			(618,714)	2010
			(8,286,525)	2011
			(5,162,098)	2012
			(903,833)	2013

			$(66,414,054)*

International Equity	1,285,226	19,162,325	$(9,615,939)	2009
			(18,073,242)	2010

			$(27,689,181)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 13 — SUBSEQUENT EVENTS

Subsequent to October 31, 2007, the following Fund declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
International Equity
Class A	$0.1239	December 7, 2007	December 4, 2007
Class B	$0.0426	December 7, 2007	December 4, 2007
Class C	$0.0538	December 7, 2007	December 4, 2007
Class I	$0.1526	December 7, 2007	December 4, 2007
Class O	$0.1285	December 7, 2007	December 4, 2007

On July 24, 2007, the Board of Directors of the Company approved a proposal to reorganize International Equity “Disappearing Fund” into ING Index Plus International Equity Fund “Surviving Fund” (“Reorganization”). The Reorganization was approved by shareholders of the Disappearing Fund on November 21, 2007 and therefore took place on December 8, 2007.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For October year-end funds, this would be no later than their April 30, 2008 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of October 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to

ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 94.9%
Argentina: 0.2%
4,000	@, L	Mercadolibre, Inc.	$178,720

			178,720

Bermuda: 0.4%
10,300		Accenture Ltd.	402,215

			402,215

Brazil: 0.4%
24,900	@, L	NET Servicos de Comunicacao SA ADR	400,392

			400,392

Canada: 2.7%
21,900	@	Cognos, Inc.	1,102,227
13,800	@	Research In Motion Ltd.	1,718,238

			2,820,465

Cayman Islands: 0.6%
21,100		Seagate Technology, Inc.	587,424

			587,424

China: 1.5%
500	@, #	Alibaba.com Ltd.	871
1,500	@	Baidu.com ADR	573,735
1,300	@, L	China Digital TV Holding Co., Ltd. ADR	50,999
4,600	@	Longtop Financial Technologies Ltd. ADR	130,640
13,400	@	Sina Corp.	768,222

			1,524,467

Finland: 1.0%
25,300		Nokia OYJ ADR	1,004,916

			1,004,916

France: 2.4%
4,400		Alstom	1,043,528
11,700	@, L	Business Objects SA ADR	700,947
5,561	@	NicOx SA	133,041
6,900	@	UbiSoft Entertainment	568,858

			2,446,374

Germany: 1.4%
23,200	@	Infineon Technologies AG ADR	340,576
11,500	L	SAP AG ADR	624,220
3,800		Siemens AG	518,893

			1,483,689

Hong Kong: 1.6%
67,900		ASM Pacific Technology	532,365
54,100		China Mobile Ltd.	1,118,435

			1,650,800

India: 0.8%
34,500	@	Bharti Airtel Ltd.	888,404

			888,404

Indonesia: 0.8%
660,800		Telekomunikasi Indonesia Tbk PT	793,333

			793,333

Japan: 3.2%
6,500		Disco Corp.	389,024

Shares			Value

31,200		Kurita Water Industries Ltd.	$1,042,266
4,400		Nihon Dempa Kogyo Co., Ltd.	219,702
1,800		Nintendo Co., Ltd.	1,143,142
22,000		Sumitomo Metal Mining Co., Ltd.	490,927

			3,285,061

Mexico: 0.6%
9,100		America Movil SA de CV ADR	595,049

			595,049

South Korea: 1.6%
3,900	@	NHN Corp.	1,254,016
700		Samsung Electronics Co., Ltd.	431,619

			1,685,635

Switzerland: 0.6%
3,500		Roche Holding AG	597,811
600		Roche Holding Ltd. ADR	51,145

			648,956

Taiwan: 3.5%
73,000		Asustek Computer, Inc.	259,187
30,279		AV TECH Corp.	242,697
1		Cheng Uei Precision Industry Co., Ltd.	3
85,232		HON HAI Precision Industry Co., Ltd.	653,439
472,500		Inventec Co., Ltd.	301,700
31,500		MediaTek, Inc.	623,343
218,700		Synnex Technology International Corp.	735,542
51,254		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	545,855
291,861		Vanguard International Semiconductor Corp.	251,608

			3,613,374

United Kingdom: 1.6%
41,200	@	Autonomy Corp. PLC	844,996
52,100	@	Blinkx PLC	34,509
92,900		Meggitt PLC	661,490
8,100		Rightmove PLC	100,394

			1,641,389

United States: 70.0%
7,400		Abbott Laboratories	404,188
33,800	@	Adobe Systems, Inc.	1,619,020
25,300	@	Agilent Technologies, Inc.	932,305
7,200	@, L	Alexion Pharmaceuticals, Inc.	550,800
12,600	@	American Tower Corp.	556,668
15,100		Amphenol Corp.	668,477
21,200	@	Apple, Inc.	4,026,940
18,500		Applera Corp. - Applied Biosystems Group	687,090
22,300	@, L	Applera Corp. - Celera Genomics Group	363,713
34,050		Applied Materials, Inc.	661,251
33,400	@, L	Ariba, Inc.	432,196
14,800		AT&T, Inc.	618,492
1,200	@, L	athenahealth, Inc.	45,876
20,400	@, L	Atheros Communications, Inc.	716,040
17,700	@	Autodesk, Inc.	865,530
8,000		Becton Dickinson & Co.	667,680
22,000	@, L	BioMarin Pharmaceuticals, Inc.	610,060
19,000	@	Broadcom Corp.	618,450

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

United States (continued)
26,500	@, L	Cadence Design Systems, Inc.	$519,400
6,100	@, L	Cavium Networks, Inc.	177,388
2,500	@, L	Cephalon, Inc.	184,350
8,700	@, L	Charles River Laboratories International, Inc.	504,600
28,300	@, L	Ciena Corp.	1,354,438
81,900	@	Cisco Systems, Inc.	2,707,613
20,700	@, L	Citrix Systems, Inc.	889,893
2,200	@, L	Compellent Technologies, Inc.	35,420
14,200	@, L	Computer Sciences Corp.	829,138
38,100		Corning, Inc.	924,687
6,200	@, W	Covance, Inc.	511,500
10,900		CVS Caremark Corp.	455,293
14,600	@, L	Cyberonics	211,700
25,300	@, L	DST Systems, Inc.	2,143,163
30,700	@	eBay, Inc.	1,108,270
21,200	@	Electronic Arts, Inc.	1,295,744
55,500	@	EMC Corp.	1,409,145
35,500	@, L	Foundry Networks, Inc.	750,470
20,400	@, L	Gilead Sciences, Inc.	942,276
14,300		Goodrich Corp.	996,138
4,600	@	Google, Inc. - Class A	3,252,200
15,200		Harris Corp.	920,512
19,100	@, L	Harris Stratex Networks, Inc.	365,192
28,700		Hewlett-Packard Co.	1,483,216
7,900	@	ImClone Systems, Inc.	340,885
8,800	@, L	Integra LifeSciences Holdings Corp.	426,536
67,600		Intel Corp.	1,818,440
17,300	L	International Business Machines Corp.	2,008,876
14,500		Intersil Corp.	439,930
27,700		Jabil Circuit, Inc.	601,921
4,400		Johnson & Johnson	286,748
28,800	@	Juniper Networks, Inc.	1,036,800
13,400		KLA-Tencor Corp.	705,510
18,825	@, L	Kosan Biosciences, Inc.	95,819
39,100	@, L	Kulicke & Soffa Industries, Inc.	295,987
4,400	@, L	Kyphon, Inc.	311,872
9,600	@, L	Lam Research Corp.	481,920
15,400	@, L	Liberty Global, Inc.	604,450
12,300	L	Linear Technology Corp.	406,146
13,400		Lockheed Martin Corp.	1,474,536
19,100		Maxim Integrated Products	517,610
24,800	@	McAfee, Inc.	1,025,480
9,900	@	MEMC Electronic Materials, Inc.	724,878
18,100		Merck & Co., Inc.	1,054,506
51,588		Microsoft Corp.	1,898,954
5,200	@, L	Millipore Corp.	403,780
25,100		Motorola, Inc.	471,629
11,100	@, L	Myriad Genetics, Inc.	614,496
20,400	L	National Semiconductor Corp.	512,856
1,100	@, L	Netezza Corp.	15,125
8,800	@, L	Netlogic Microsystems, Inc.	292,160
16,650	@	Nvidia Corp.	589,077
14,400	@, L	Onyx Pharmaceuticals, Inc.	672,624

Shares			Value

57,792	@	Oracle Corp.	$1,281,249
10,600	L	Owens & Minor, Inc.	429,724
16,000	@, L	Pharmion Corp.	769,920
6,600	@, L	Priceline.com, Inc.	614,460
16,500		Qualcomm, Inc.	705,045
9,200	@, L	Salesforce.com, Inc.	518,604
12,600	@	SenoRx, Inc.	114,282
14,900	@	St. Jude Medical, Inc.	606,877
6,500		Stryker Corp.	461,500
82,900	@	Sun Microsystems, Inc.	473,359
24,900	@, L	Sybase, Inc.	712,140
14,700	@	Synopsys, Inc.	415,422
19,200		Texas Instruments, Inc.	625,920
8,200		Textron, Inc.	567,521
1,100	@, L	Trans1, Inc.	27,500
7,100	@	Varian, Inc.	524,619
24,800	@, L	VeriSign, Inc.	845,432
13,500		Verizon Communications, Inc.	621,945
6,700	@, L	VMware, Inc.	836,361
10,900	@	Waters Corp.	839,082
14,600		Xilinx, Inc.	356,240
26,500	@, L	Yahoo!, Inc.	824,150

			72,317,425

		Total Common Stock (Cost $ 72,271,106)	97,968,088

Principal Amount			Value
SHORT-TERM INVESTMENTS: 24.3%
U.S. Government Agency Obligations: 3.7%
$3,800,000	Z	Federal Home Loan Bank, 4.400%, due 11/01/07	3,799,536

		Total U.S. Government Agency Obligations (Cost $3,799,536)	3,799,536

Securities Lending Collateralcc: 20.6%
21,279,995		Bank of New York Mellon Corp. Institutional Cash Reserves	21,279,995

		Total Securities Lending Collateral (Cost $21,279,995)	21,279,995

		Total Short-Term Investments (Cost $25,079,531)	25,079,531

Total Investments in Securities (Cost $97,350,637)*	119.2%	$123,047,619
Other Assets and Liabilities - Net	(19.2)	(19,824,357)

Net Assets	100.0%	$103,223,262

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at October 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $97,454,800.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,633,684
Gross Unrealized Depreciation	(1,040,865)

Net Unrealized Appreciation	$25,592,819

Industry	Percentage of Net Assets
Aerospace/Defense	3.0%
Biotechnology	3.0
Commercial Services	0.4
Computers	15.5
Distribution/Wholesale	0.4
Electronics	6.2
Environmental Control	1.0
Hand/Machine Tools	0.4
Healthcare - Products	2.6
Healthcare - Services	0.5
Internet	10.7
Machinery - Diversified	1.0
Media	1.0
Mining	0.5
Miscellaneous Manufacturing	1.1
Pharmaceuticals	5.4
Retail	0.4
Semiconductors	11.6
Software	13.5
Telecommunications	15.6
Toys/Games/Hobbies	1.1
Short-Term Investments	24.3
Other Assets and Liabilities - Net	(19.2)

Net Assets	100.0%

At October 31, 2007 the following forward foreign currency contracts were outstanding for the ING Global Science and Technology Fund:

Currency		Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
				USD
Australia Dollars AUD	401,000	Buy	1/23/08	358,978	$371,612	$12,634
Switzerland Francs CHF	760,000	Buy	1/23/08	646,096	659,589	13,493
Japanese Yen JPY	61,405,000	Buy	1/15/08	532,208	537,058	4,850

						$30,977

Switzerland Francs CHF	1,520,000	Sell	1/23/08	1,293,834	1,319,177	$(25,343)
EURO EUR	1,165,700	Sell	1/23/08	1,651,797	1,690,234	(38,437)
British Pound Sterling GBP	1,162,000	Sell	1/23/08	2,365,476	2,409,279	(43,803)
Hong Kong Dollars HKD	10,200,000	Sell	1/23/08	1,314,367	1,317,567	(3,200)
India Rupees INR	32,480,000	Sell	11/14/07	815,343	825,382	(10,039)
Japanese Yen JPY	336,180,828	Sell	1/23/08	2,891,107	2,942,901	(51,794)
Korea (South) Won KRW	2,434,445,000	Sell	1/30/08	2,653,023	2,711,753	(58,730)
Singapore Dollars SGD	546,000	Sell	1/23/08	375,871	379,520	(3,649)
Taiwan New Dollars TWD	75,000,000	Sell	1/30/08	2,317,426	2,336,252	(18,826)

						$(253,821)

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2007

Shares			Value

COMMON STOCK: 97.0%
Australia: 5.2%
78,720		BHP Billiton Ltd.	$3,427,849
104,091		Brambles Ltd.	1,385,562
52,000		National Australia Bank Ltd.	2,103,813

			6,917,224

Belgium: 2.0%
57,122		Fortis	1,834,485
13,373		Omega Pharma SA	897,595

			2,732,080

Brazil: 2.2%
16,400		Petroleo Brasileiro SA ADR	1,568,332
8,400		Uniao de Bancos Brasileiros SA GDR	1,327,536

			2,895,868

China: 1.2%
922,000		China Yurun Food Group Ltd.	1,619,413

			1,619,413

Egypt: 0.7%
12,400		Orascom Telecom GDR	883,901

			883,901

France: 9.7%
119,384		Alcatel — Lucent	1,160,529
11,056		LVMH Moet Hennessy Louis Vuitton SA	1,428,248
15,420		Schneider Electric SA	2,133,043
9,893		Societe Generale	1,671,325
29,500		Total SA	2,380,532
21,998		Veolia Environnement	1,969,443
46,422		Vivendi	2,097,778

			12,840,898

Germany: 8.7%
13,358		Deutsche Bank AG	1,784,590
20,400		Fresenius Medical Care AG & Co. KGaA	1,073,379
24,300		Henkel KGaA - Vorzug	1,241,189
11,900		Merck KGaA	1,489,863
17,500		RWE AG	2,387,104
25,815		Siemens AG	3,525,059

			11,501,184

Hong Kong: 1.2%
82,000		Cheung Kong Holdings Ltd.	1,608,465

			1,608,465

Ireland: 2.8%
37,800		Bank of Ireland - Dublin Exchange	696,613
39,600		Bank of Ireland - London Exchange	732,746
110,722		C&C Group PLC	886,178
70,303	@	Smurfit Kappa PLC	1,418,257

			3,733,794

Italy: 5.5%
54,800		ERG S.p.A.	1,134,633
39,464		Italcementi S.p.A.	909,070
873,307		Telecom Italia S.p.A. RNC	2,261,762
342,700		UniCredito Italiano S.p.A.	2,948,044

			7,253,509

Japan: 20.7%
125,000		Bank of Yokohama Ltd.	886,983
54,800		Don Quijote Co., Ltd.	1,114,510

Shares			Value

183		East Japan Railway Co.	$1,507,439
18,900	@	Elpida Memory, Inc.	651,955
230,000		Fuji Heavy Industries Ltd.	1,195,441
326,500	@	Haseko Corp.	786,425
51,400		Hitachi Construction Machinery Co., Ltd.	2,108,204
97,500		Konica Minolta Holdings, Inc.	1,706,794
57,000		Matsushita Electric Industrial Co., Ltd.	1,088,457
145,000		Mitsubishi UFJ Financial Group, Inc.	1,450,891
45,000		Mitsui Fudosan Co., Ltd.	1,244,879
18,200		Nidec Corp.	1,367,501
113,700		Nissan Motor Co., Ltd.	1,304,453
55,300		Seven & I Holdings Co., Ltd.	1,427,936
7,770		SFCG Co., Ltd.	1,288,769
225	@	Sony Financial Holdings, Inc.	809,388
171,000		Sumitomo Chemical Co., Ltd.	1,520,205
60,000		Sumitomo Corp.	1,045,435
289,000		Sumitomo Metal Industries Ltd.	1,430,437
64,000		Sumitomo Metal Mining Co., Ltd.	1,428,151
126,000		Sumitomo Trust & Banking Co., Ltd.	939,456
19,000		Tokyo Electron Ltd.	1,115,797

			27,419,506

Mexico: 0.6%
21,900		Fomento Economico Mexicano SA de CV ADR	779,859

			779,859

Netherlands: 7.7%
45,053		Koninklijke Philips Electronics NV	1,863,955
61,063		Royal Dutch Shell PLC - Class B	2,664,166
106,897		Royal KPN NV	2,018,338
69,574	@	Tele Atlas NV	2,784,852
28,392		USG People NV	865,078

			10,196,389

Norway: 1.4%
65,000	@	Petroleum Geo-Services ASA	1,929,776

			1,929,776

Russia: 0.8%
8,926		Wimm-Bill-Dann Foods OJSC ADR	1,068,889

			1,068,889

Spain: 1.7%
89,099		Banco Bilbao Vizcaya Argentaria SA	2,254,819

			2,254,819

Sweden: 0.9%
80,286		Atlas Copco AB - Class B	1,258,250

			1,258,250

Switzerland: 5.8%
7,738		Nestle SA	3,574,042
12,750		Roche Holding AG	2,177,740
6,302		Zurich Financial Services AG	1,902,776

			7,654,558

Taiwan: 0.6%
75,739		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	806,620

			806,620

See Accompanying Notes to Financial Statements

ING INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2007 (CONTINUED)

Shares			Value

United Kingdom: 17.6%
34,218		AstraZeneca PLC	$1,685,071
149,857		Barclays PLC	1,896,657
165,144	@	British Airways PLC	1,535,696
60,645		British American Tobacco PLC	2,310,432
129,645		Croda International	1,803,188
70,500		GlaxoSmithKline PLC	1,810,864
161,371		HSBC Holdings PLC	3,199,452
728,201		Legal & General Group PLC	2,125,896
51,993		Punch Taverns PLC	1,090,172
58,123		Scottish & Southern Energy PLC	1,884,803
123,275		Tate & Lyle PLC	1,118,673
202,904	@	TUI Travel PLC	1,137,018
461,200		Vodafone Group PLC	1,817,380

			23,415,302

		Total Common Stock (Cost $109,306,868 )	128,770,304

PREFERRED STOCK: 0.9%
Germany: 0.9%
39,575		ProSieben SAT.1 Media AG	1,170,406

		Total Preferred Stock (Cost $1,357,449 )	1,170,406

		Total Long-Term Investments (Cost $110,664,317 )	129,940,710

SHORT-TERM INVESTMENTS: 2.0%
Mutual Fund: 1.7%
2,250,000	**	ING Institutional Prime Money Market Fund	2,250,000

		Total Mutual Fund (Cost $2,250,000 )	2,250,000

Principal Amount			Value

Repurchase Agreement: 0.3%
$382,000	Morgan Stanley Repurchase Agreement dated 10/31/07, 4.780%, due 11/01/07, $382,051 to be received upon repurchase (Collateralized by $395,000 Federal Home Loan Bank, Discount Note, Market Value $390,734, due 01/30/08)		$382,000

	Total Repurchase Agreement (Cost $382,000 )		382,000

	Total Short-Term Investments (Cost $2,632,000 )		2,632,000

	Total Investments in Securities (Cost $113,296,317)*	99.9%	$132,572,710

	Other Assets and Liabilities - Net	0.1	82,868

	Net Assets	100.0%	$132,655,578

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
**	Investment in affiliate
*	Cost for federal income tax purposes is $113,419,192.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$24,579,238
Gross Unrealized Depreciation	(5,425,720)

Net Unrealized Appreciation	$19,153,518

Industry	Percentage of Net Assets
Agriculture	1.7%
Airlines	1.2
Auto Manufacturers	1.9
Banks	17.9
Beverages	1.3
Building Materials	0.7
Chemicals	2.5
Commercial Services	1.7
Distribution/Wholesale	0.8
Diversified Financial Services	1.0
Electric	3.2
Electrical Components & Equipment	1.6
Electronics	2.4
Food	5.6
Forest Products & Paper	1.1
Healthcare - Services	0.8
Holding Companies - Diversified	1.1
Home Builders	0.6
Home Furnishings	0.8
Household Products/Wares	0.9
Insurance	3.6
Iron/Steel	1.1
Leisure Time	0.9
Machinery - Construction & Mining	2.5
Media	2.5
Mining	3.7
Miscellaneous Manufacturing	3.9
Oil & Gas	5.8
Oil & Gas Services	1.5
Pharmaceuticals	6.1
Real Estate	2.1
Retail	2.7
Semiconductors	1.9
Software	2.1
Telecommunications	6.1
Transportation	1.1
Water	1.5
Short-Term Investments	2.0
Other Assets and Liabilities - Net	0.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING International Equity Fund
Class A	NII	$0.1492
Class B	NII	$0.0807
Class C	NII	$0.0867
Class I	NII	$0.1792
Class O	NII	$0.1566

NII - Net investment income

For the year ended October 31, 2007, the following percentage of net investment income dividends paid by the Fund is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

International Equity	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates the following percentages of net investment income distributions as interest-related dividends:

International Equity	4.90%

Pursuant to Section 853 of the Internal Revenue Code, International Equity designates $265,506 ($0.0254 per share) as foreign taxes paid for the year ended October 31, 2007.

Listed below are the gross income earned and foreign taxes paid by country for International Equity Fund. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Country	Gross Income Earned	Foreign Tax Withheld

Australia	$140,889	$—

Belgium	169,411	25,406

Brazil	78,367	—

Egypt	8,855	—

Euro Community	458	—

France	317,171	47,335

Germany	279,280	41,892

Greece	13,424	—

Hong Kong	28,753	—

Indonesia	5,192	779

Ireland	101,135	—

Italy	342,658	47,623

Japan	342,325	23,971

Mexico	13,782	—

Netherlands	27,896	4,184

Norway	59,882	8,982

Russia	1,273	191

South Africa	17,714	—

South Korea	44,491	7,341

Spain	93,192	13,977

TAX INFORMATION (UNAUDITED) (CONTINUED)

Country	Gross Income Earned	Foreign Tax Withheld

Sweden	27,196	4,275

Switzerland	209,813	31,521

Taiwan	40,144	8,029

United Kingdom	1,002,648	—

Subtotal	3,365,949	265,506

United States	242,085	—

Total	$3,608,034	$265,506

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Mutual Funds was held October 30, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve an Agreement and Plan of Reorganization by and among ING International Equity Fund and ING Index Plus International Equity Fund providing for the reorganization of ING International Equity Fund with and into ING Index Plus International Equity Fund.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Equity Fund	1	3,304,929	128,052	148,344	—	3,581,325

The Shareholder Meeting for ING International Equity Fund was adjourned to November 8, 2007.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships held by Director
Non-Interested Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1994 - August 2003).	33	Executive Committee, Academy of Economics and Finance (February 2007 - Present)

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	April 1994 - Present	Retired. Formerly, Associate Commissioner/Attorney, New York City Department of Mental Health (June 1973 - October 2002).	33	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	33	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	33	Member, Board of Directors, Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series II (December 2005 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 2002 - Present	Retired.	33	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present)	33	None

Russell Jones 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	November 2007 - Present	Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - Present).	30	None

Directors/Trustees who are “Interested Persons”

Shaun Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 2007 - Present	President and Chief Executive Officer ING Investments, LLC (December 2006 - Present) and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). CMO of ING USFS (April 2002 - October 2004) and Head of Rollover/Payout (October 2001 - December 2003).	30	Mark Twain House & Museum (September 2002- Present; Connecticut Forum (May 2002- Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC, and ING Pilgrim Funding, Inc. (March 2006 - Present).

Fredric (Rick) A. Nelson III 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	November 2007 - Present	Vice Chairman and Chief Investment Officer, ING Investment Management Americas. Formerly, head of the U.S. Equity Group as well as a member of the Global and U.S. Executive Committees at JPMorgan Fleming Investment Management, Inc. until 2003.	30	None

(1)	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007), Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(4) (October 2004 - December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 57	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC(4) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc., and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present) and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

William Evans 10 State House Square Hartford, CT 06103 Age: 35	Vice President	November 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(5) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(4)	Directed Services, LLC is the successor in interest to Directed Services Inc.

(5)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING Index Plus LargeCap Equity Fund IV

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AINTLABCIO             (1007-122107)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $38,000 for year ended October 31, 2007 and $39,000 for year ended October 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $55,195 for the year ended October 31, 2007 and $0 for the year ended October 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,380 in the year ended October 31, 2007 and $1,160 in the year ended October 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

2

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: April 4, 2007

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:          2007

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $218,030 for year ended October 31, 2007 and $109,448 for year ended October 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 7, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 7, 2008